Exhibit 99.1

NEWS RELEASE
COMPUWARE CORPORATION                                     COMPUWARE [LOGO]
---------------------------------------------------------
Corporate Headquarters
ONE CAMPUS MARTIUS o DETROIT, MICHIGAN 48226
313-227-7300

For Immediate Release
January 22, 2004


        Compuware Reports Earnings of Six Cents Per Share in Fiscal Year
                               '04 Third Quarter

      Distributed Products License Fees Increase 40.3 Percent Sequentially,
                           16.8 Percent Year-over-year

DETROIT--January 22, 2004--Compuware Corporation (NASDAQ: CPWR) today announced financial results for its third quarter ended December 31, 2003.

Compuware reports third quarter revenues of $318.2 million, compared to $333.1 million in the third quarter of the previous fiscal year. Net income was $21.8 million compared to $25.4 million in the same quarter of fiscal 2003. Earnings per share (diluted computation) were six cents compared to seven cents, based upon 385.9 million and 379.1 million shares outstanding, respectively.

During the company's third quarter, software license fees were $80.7 million, up
9.4 percent from $73.8 million in the third quarter of fiscal '03. Maintenance fees were $102.9 million, up 2.6 percent from $100.4 million in the same quarter last year and revenue from professional services was $134.6 million. Compuware's professional services margin improved to 8.0 percent from 5.2 percent in the second quarter of fiscal '04.

"This was a good quarter for Compuware that included increases in software license fees, maintenance fees and our professional services margin," said Compuware Chairman and CEO Peter Karmanos, Jr. "Our sales pipeline is strong, our cash flow is excellent, and we continue to operate our business with no debt," he said. "These good results are a testimony to the commitment of our entire organization."

Third Quarter Fiscal Year 2004 Highlights

During the third quarter, Compuware:

      o Earned a place on the "Top 30 Companies for Executive Women" list, sponsored by the National Association for Female Executives. The list recognizes those companies that offer the best possibilities for women to succeed, as well as providing exemplary programs preparing women for top positions. Compuware has women serving in the positions of Chief Operating Officer and Chief Financial Officer, as well as four women board members, demonstrating Compuware's commitment to gender diversity and leading by example.

                                     -MORE-

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Page 2
Compuware Reports Earnings of Six Cents Per Share in Fiscal Year
'04 Third Quarter
January 22, 2004


      o Expanded its alliance with BEA Systems, Inc. to encompass further product development and integration. Compuware and BEA Systems will integrate Compuware OptimalJ with BEA WebLogic Workshop 8.1 to help businesses reduce Java 2 Enterprise Edition development time and cost.

      o Re-affirmed its commitment to Microsoft Visual Studio .NET and its plans to provide full support for Visual Studio "Whidbey." Compuware DevPartner, QACenter and Vantage help support the building, testing and management of .NET Framework-based applications.

      o Unveiled Vantage 9, its next generation application service management solution. Vantage 9 enables IT organizations to deliver excellent service by systematically and proactively improving application performance to meet the demands of business.

      o Partnered with DeRisk IT, a global quality assurance company that utilizes testing tools to help enterprises assess and reduce the risk of application failure, to offer and deliver the Compuware Application Reliability Solution (CARS) to DeRisk IT customers. CARS combines a proven methodology with time-tested technology and certified quality assurance experts to help organizations improve control over application delivery.

      o Received an "Outperform" rating for Compuware OptimalJ in a report on application development authored by the Butler Group. This designation means that OptimalJ has established a commanding market position.

      o Sponsored an eight-city seminar series in the United States featuring Gartner. This executive-level seminar series focused on the productivity power of model-driven, pattern-based development, like that supported by Compuware OptimalJ.

      o Released QACenter Performance Edition 5.0, the latest version of Compuware's enterprise performance testing solution. This version introduces additional features that boost tester productivity, increase testing accuracy and improve confidence in application performance, scalability and reliability.

      o Announced the general availability of Compuware DevPartner64 1.0.1, a 64-bit debugging and automated error-detection solution for the Intel Itanium and Itanium 2, and the AMD Opteron and Athlon64 processor families. DevPartner64's suite of development tools accelerates the development of high-quality applications and drivers, and enables developers to locate and fix errors in source code.

      o Finished as one of the top three finalists for PC Magazine's 20th Annual Technical Excellence Awards in the "Development Tools" category. DevPartner Studio 7.1 Professional Edition, Compuware's suite of software development tools that help developers build reliable, high-performance applications and components for Microsoft .NET and native Windows platforms, earned this recognition.

      o Announced the general availability of Compuware File-AID/CS 3.0, a key component of Compuware's enterprise test-data management offering. File-AID/CS 3.0 represents a comprehensive solution to managing data on multiple databases and platforms, including Windows, Unix and Linux.

Page 3
Compuware Reports Earnings of Six Cents Per Share in Fiscal Year
'04 Third Quarter
January 22, 2004


Conference Call Information

Compuware will host a conference call today to discuss these results at 5:00 p.m. Eastern time (22:00 GMT). Interested parties calling from the United States should call 877-459-8388. For international access, the conference call number is +1-484-630-8751. The password for the conference call is Compuware. A conference call replay will also be available. For more information, visit the Compuware Corporation Investor Relations web site at http://www.compuware.com.

Compuware Corporation

Compuware Corporation, a leading provider of software and technology services, delivers industrial-strength solutions for the enterprise computing environment that dramatically improve productivity, quality and performance across the application life cycle. For more information about Compuware, please visit http://www.compuware.com/.

                                      ###

Press contact:

Lisa Elkin, Vice President, Corporate Communications and Investor Relations, 313-227-7345, lisa.elkin@compuware.com

Certain statements in this release that are not historical facts, including those regarding the Company's future plans, objectives and expected performance, are "forward-looking statements" within the meaning of the federal securities laws. These forward-looking statements represent our outlook only as of the date of this release. While we believe any forward-looking statements we have made are reasonable, actual results could differ materially since the statements are based on our current expectations and are subject to risks and uncertainties. These risks and uncertainties are discussed in the Company's reports filed with the Securities and Exchange Commission. Readers are cautioned to consider these factors when relying on such forward-looking information. The Company does not undertake, and expressly disclaims any obligation, to update or alter its forward-looking statements whether as a result of new information, future events or otherwise, except as required by applicable law.

                     COMPUWARE CORPORATION AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (In Thousands)

                                                                                                         AS OF DECEMBER 31,
                                                                                                -----------------------------------
                                 ASSETS                                                            2003                     2002
                                                                                                -----------             -----------
CURRENT ASSETS:
  Cash and cash equivalents                                                                     $   367,199             $   259,952
  Investments                                                                                       175,043                 164,800
  Accounts receivable, net                                                                          427,433                 502,734
  Deferred tax asset, net                                                                            33,450                  36,809
  Income taxes refundable, net                                                                       21,848
  Prepaid expenses and other current assets                                                          16,991                  15,514
                                                                                                -----------             -----------
          Total current assets                                                                    1,041,964                 979,809
                                                                                                -----------             -----------

INVESTMENTS                                                                                         117,386                  93,813
                                                                                                -----------             -----------

PROPERTY AND EQUIPMENT, LESS ACCUMULATED
  DEPRECIATION AND AMORTIZATION                                                                     427,561                 324,110
                                                                                                -----------             -----------

CAPITALIZED SOFTWARE, LESS ACCUMULATED
  AMORTIZATION                                                                                       44,220                  58,484
                                                                                                -----------             -----------

OTHER:
  Accounts receivable                                                                               244,228                 283,468
  Deferred tax asset, net                                                                            23,080                  35,761
  Goodwill, net                                                                                     213,083                 212,156
  Other                                                                                              25,718                  41,536
                                                                                                -----------             -----------
          Total other assets                                                                        506,109                 572,921
                                                                                                -----------             -----------

TOTAL ASSETS                                                                                    $ 2,137,240             $ 2,029,137
                                                                                                ===========             ===========

                  LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable                                                                              $    28,194             $    27,803
  Accrued expenses                                                                                  162,470                 164,981
  Income taxes payable                                                                                4,971
  Deferred revenue                                                                                  263,589                 244,016
                                                                                                -----------             -----------
          Total current liabilities                                                                 454,253                 441,771

DEFERRED REVENUE                                                                                    291,542                 272,776

ACCRUED EXPENSES                                                                                     18,798                  23,911
                                                                                                -----------             -----------
          Total liabilities                                                                         764,593                 738,458
                                                                                                -----------             -----------

SHAREHOLDERS' EQUITY:
  Common stock                                                                                        3,842                   3,780
  Additional paid-in capital                                                                        715,071                 688,164
  Retained earnings                                                                                 647,193                 610,528
  Foreign currency translation adjustment                                                             6,541                 (11,793)
                                                                                                -----------             -----------
          Total shareholders' equity                                                              1,372,647               1,290,679
                                                                                                -----------             -----------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                                      $ 2,137,240             $ 2,029,137
                                                                                                ===========             ===========

                     COMPUWARE CORPORATION AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (In Thousands, Except Per Share Data)

                                                                            QUARTER ENDED                    NINE MONTHS ENDED
                                                                             DECEMBER 31,                       DECEMBER 31,
                                                                     ----------------------------       ----------------------------
                                                                        2003              2002             2003              2002
                                                                     ----------        ----------       ----------        ----------
REVENUES:
  Software license fees                                              $   80,678        $   73,761       $  195,361        $  217,933
  Maintenance fees                                                      102,940           100,359          303,913           309,090
  Professional services fees                                            134,567           159,019          427,676           510,709
                                                                     ----------        ----------       ----------        ----------
       Total revenues                                                   318,185           333,139          926,950         1,037,732
                                                                     ----------        ----------       ----------        ----------
OPERATING EXPENSES:
  Cost of software license fees                                           8,285             7,777           23,328            23,080
  Cost of professional services                                         123,767           145,167          399,814           464,901
  Technology development and support                                     41,640            37,312          124,398           107,906
  Sales and marketing                                                    82,117            63,534          227,167           194,551
  Administrative and general                                             50,245            47,318          158,074           139,005
                                                                     ----------        ----------       ----------        ----------
       Total operating expenses                                         306,054           301,108          932,781           929,443
                                                                     ----------        ----------       ----------        ----------

INCOME (LOSS) FROM OPERATIONS                                            12,131            32,031           (5,831)          108,289

OTHER INCOME                                                              4,988             6,497           14,735            15,535
                                                                     ----------        ----------       ----------        ----------

INCOME BEFORE INCOME TAXES                                               17,119            38,528            8,904           123,824

INCOME TAX PROVISION (BENEFIT)                                           (4,706)           13,099           (7,006)           42,100
                                                                     ----------        ----------       ----------        ----------

NET INCOME                                                           $   21,825        $   25,429       $   15,910        $   81,724
                                                                     ==========        ==========       ==========        ==========

DILUTED EPS COMPUTATION
Numerator: Net income                                                $   21,825        $   25,429       $   15,910        $   81,724
                                                                     ----------        ----------       ----------        ----------
Denominator:
  Weighted-average common shares outstanding                            384,090           377,943          382,550           376,588
  Dilutive effect of stock options                                        1,852             1,195            1,753             1,596
                                                                     ----------        ----------       ----------        ----------
  Total shares                                                          385,942           379,138          384,303           378,184
                                                                     ----------        ----------       ----------        ----------
Diluted EPS                                                          $     0.06        $     0.07       $     0.04        $     0.22
                                                                     ==========        ==========       ==========        ==========

                     COMPUWARE CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                                 (In Thousands)

                                                                                                          NINE MONTHS ENDED
                                                                                                             DECEMBER 31,
                                                                                                  ---------------------------------
                                                                                                    2003                    2002
                                                                                                  ---------               ---------
CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
  Net income                                                                                      $  15,910               $  81,724
  Adjustments to reconcile net income to cash provided
      by operations:
      Depreciation and amortization                                                                  39,994                  38,912
      Tax benefit from exercise of stock options                                                        175                     275
      Acquisition tax benefits                                                                        5,275                   5,305
      Deferred income taxes                                                                          (5,751)                 14,125
      Other                                                                                          15,198                  11,033
      Net change in assets and liabilities:
        Accounts receivable                                                                         104,893                 130,128
        Prepaid expenses and other current assets                                                       (40)                   (669)
        Other assets                                                                                  1,468                   1,284
        Accounts payable and accrued expenses                                                         8,072                 (18,019)
        Deferred revenue                                                                            (40,946)                (42,856)
        Income taxes                                                                                (10,995)                 32,658
                                                                                                  ---------               ---------
             Net cash provided by operating activities                                              133,253                 253,900
                                                                                                  ---------               ---------
CASH FLOWS USED IN INVESTING ACTIVITIES:
  Purchase of:
      Property and equipment:
           Headquarters facility                                                                    (50,497)               (151,108)
           Other                                                                                     (5,500)                 (3,948)
      Capitalized software                                                                           (9,165)                 (8,555)
  Investments:
      Proceeds                                                                                      275,344                 107,600
      Purchases                                                                                    (302,353)               (179,235)
                                                                                                  ---------               ---------
             Net cash used in investing activities                                                  (92,171)               (235,246)
                                                                                                  ---------               ---------

CASH FLOWS PROVIDED BY FINANCING ACTIVITIES:
  Net proceeds from exercise of stock options                                                         1,179                     860
  Contribution to stock purchase plans                                                                6,468                   7,133
  Repurchase of common stock                                                                           (996)
                                                                                                  ---------               ---------
             Net cash provided by financing activities                                                6,651                   7,993
                                                                                                  ---------               ---------

NET INCREASE IN CASH AND CASH EQUIVALENTS                                                            47,733                  26,647

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                                                    319,466                 233,305
                                                                                                  ---------               ---------

CASH AND CASH EQUIVALENTS AT END OF PERIOD                                                        $ 367,199               $ 259,952
                                                                                                  =========               =========

                     COMPUWARE CORPORATION AND SUBSIDIARIES
                             OPERATIONAL HIGHLIGHTS
                          (dollar amounts in thousands)

                                                              QUARTER ENDED
                                                      ------------------------------                 QUARTER ENDED
                                                      DECEMBER 31,      DECEMBER 31,       YR - YR    SEPTEMBER 30,     QTR - QTR
                                                          2003             2002           % Change        2003          % Change
                                                      ------------      ------------      ---------  --------------     ---------
License Fees:
  Distributed Product License Fees
    DevPartner                                          $  6,901         $  5,900           17.0%       $  5,028          37.3%
    QACenter and File-AID Client/Server                    6,173            5,378           14.8%          4,675          32.0%
    UNIFACE and Optimal                                    5,496            3,472           58.3%          3,048          80.3%
    Vantage                                               11,610           11,090            4.7%          8,766          32.4%
                                                        --------         --------                       --------
  Total Distributed Product License Fees                  30,180           25,840           16.8%         21,517          40.3%
  Mainframe Product License Fees                          50,498           47,921            5.4%         37,841          33.4%
                                                        --------         --------                       --------
Total License Fees                                        80,678           73,761            9.4%         59,358          35.9%

Maintenance Fees                                         102,940          100,359            2.6%         99,397           3.6%
                                                        --------         --------                       --------
Total Products Revenue                                  $183,618         $174,120            5.5%       $158,755          15.7%
                                                        ========         ========                       ========

Total Mainframe Products Revenue                        $135,943         $133,097            2.1%       $121,023          12.3%
Total Distributed Products Revenue                      $ 47,675         $ 41,023           16.2%       $ 37,732          26.4%

Total Products Revenue by Geography
    North America                                       $ 97,003         $ 99,603           (2.6%)      $ 88,198          10.0%
    International                                       $ 86,615         $ 74,517           16.2%       $ 70,557          22.8%

Product Releases
    Mainframe                                                  4               11          (63.6%)            10         (60.0%)
    Distributed                                               16               19          (15.8%)            11          45.5%

Total Costs of Software Products                        $132,042         $108,623           21.6%       $128,057           3.1%

Professional Services
    Professional Services Revenue                       $134,567         $159,019          (15.4%)      $143,998          (6.5%)
    Contribution Margin                                      8.0%             8.7%                           5.2%
    Billable Headcount                                     4,707            5,293          (11.1%)         4,897          (3.9%)

Total Company Headcount                                    9,097            9,430           (3.5%)         9,363          (2.8%)